Nuveen Funds	Summary Prospectus

Nuveen High Yield Fund

(formerly TIAA-CREF High-Yield Fund)

AUGUST 1, 2023, AS SUPPLEMENTED MAY 6, 2024

Class:	Class R6	Class I	Premier	Retirement	Class A	Class W
Ticker:	TIHYX	TIHHX	TIHPX	TIHRX	TIYRX	TIHWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2023, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2023 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks total return primarily through high current income and, when consistent with its primary objective, capital appreciation.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 192 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 104 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

Nuveen High Yield Fund  ■  Summary Prospectus     1

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class R6	Class I	Premier Class	Retirement Class	Class A	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%	4.75%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	0%	0%	0%	0%	$15.00	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class R6	Class I	Premier Class	Retirement Class	Class A	Class W

Management fees	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%	—
Other expenses	0.02%	0.15%	0.02%	0.27%	0.07%	0.02%
Total annual Fund operating expenses	0.36%	0.49%	0.51%	0.61%	0.66%	0.36%
Waivers and expense reimbursements[1]	—	—	—	—	—	(0.36)%	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.36%	0.49%	0.51%	0.61%	0.66%	0.00%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.40% of average daily net assets for Class R6 shares; (ii) 0.55% of average daily net assets for Class I shares; (iii) 0.55% of average daily net assets for Premier Class shares; (iv) 0.65% of average daily net assets for Retirement Class shares; (v) 0.75% of average daily net assets for Class A shares; and (vi) 0.40% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2024, unless changed with approval of the Board of Trustees.

2

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class R6	Class I	Premier Class	Retirement Class	Class A	Class W
1 year	$37	$50	$52	$62	$539	$0
3 years	$116	$157	$164	$195	$676	$0
5 years	$202	$274	$285	$340	$825	$0
10 years	$456	$616	$640	$762	$1,258	$0

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Portfolio turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies

The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, senior loans, loan participations and assignments and notes, as well as convertible and preferred securities. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. These are often called “junk bonds” and are speculative in nature. Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may invest up to 20% of its assets in the following types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

The Fund can make foreign investments, but the Fund does not expect such investments to exceed 20% of its assets under most circumstances. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Teachers Advisors, LLC (“Advisors”) would like to build the Fund’s liquidity.

Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities is designed to, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

• Doing its own credit analysis (independent of the rating agencies). The Fund buys securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

• Constructing a portfolio of securities diversified by industry, maturity, duration and credit quality; and

• Buying or selling particular securities to seek to take advantage of anticipated changes and trends in the economy and financial markets.

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Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

The Fund may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Fund’s investment strategies.

The benchmark index for the Fund is the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase the Fund’s exposure to risks associated with rising interest rates, and the Fund may also be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

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• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and may not produce expected returns.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Senior Loan Risk—Many senior loans present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose the Fund to call

6     Summary Prospectus  ■  Nuveen High Yield Fund

risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Derivatives Risk—The risks associated with investing in derivatives and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier, Retirement, Class A and Class W classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2022, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Class R6

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shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or by calling 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)†

Nuveen High Yield Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2023, was 4.64%.

Best quarter: 8.59%, for the quarter ended June 30, 2020. Worst quarter: -14.27%, for the quarter ended March 31, 2020.

8     Summary Prospectus  ■  Nuveen High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2022

	Inception date	One year	Five years	Ten years
Class R6	3/31/2006
Return before taxes		–9.83%	1.79%	3.48%
Return after taxes on distributions		–11.81%	–0.41%	1.03%
Return after taxes on distributions and sale of
Fund shares		–5.80%	0.47%	1.60%
Class I	12/4/2015
Return before taxes		–9.94%	1.70%	3.40%#
Premier Class	9/30/2009
Return before taxes		–10.05%	1.66%	3.34%
Retirement Class	3/31/2006
Return before taxes		–10.04%	1.56%	3.24%
Class A**	3/31/2006
Return before taxes		–14.36%	0.54%	2.71%
Class W	9/28/2018
Return before taxes		–9.52%	2.08%#	3.63%#

ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index
(reflects no deductions for fees, expenses or taxes)		–10.59%	2.31%	3.93%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Class I and Class W that is prior to their respective inception dates is based on performance of the Class R6. The performance for these periods has not been restated to reflect the actual expenses of the Class I and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Class I and Class W have different expenses than the Class R6.

**		The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 4.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800-257-8787.

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Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	Kevin R. Lorenz, CFA	Jean C. Lin, CFA	Kristal Y. Seales
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2011	since 2023

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Availability only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based program. • No minimum for retirement plans.	$100
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.

10     Summary Prospectus  ■  Nuveen High Yield Fund

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class W

Available directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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